Exhibit 99.s(1)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE, and each of them, as its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 11th day of March 2015.

RESOURCE CREDIT INCOME FUND
		By:	/s/ Justin Milberg	, President
Attest:
By:	/s/ Darshan Patel
Secretary

STATE OF NEW YORK	)
)ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Justin Milberg, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March 2015.

/s/ David Grove Stafford
Notary Public

Notary Seal

Notary Public, State of New York

No. 02ST6169007

Qualified in New York County

Commission expires August 23, 2015

CERTIFICATE

The undersigned, Secretary of RESOURCE CREDIT INCOME FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 3, 2015, and is in full force and effect:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE, and each of them, as its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: March 11, 2015

By:	/s/ Darshan Patel
Secretary
RESOURCE CREDIT INCOME FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 2015.

		/s/ Justin Milberg	, President
STATE OF NEW YORK	)
)ss:
COUNTY OF NEW YORK	)

Before me, a Notary Public, in and for said county and state, personally appeared Justin Milberg, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March 2015.

/s/ David Grove Stafford
Notary Public

Notary Seal

Notary Public, State of New York

No. 02ST6169007

Qualified in New York County

Commission expires August 23, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (herein after referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March 2015.

/s/ Alan Feldman
Trustee

COMMONWEALTH OF PENNSYLVANIA	)
)ss:
COUNTY OF PHILADELPHIA	)

Before me, a Notary Public, in and for said county and state, personally appeared Alan Feldman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of March 2015.

/s/ Randi Shenkman
Notary Public

Notary Seal

Commonwealth of Pennsylvania

Lower Merion Township, Montgomery County

My commission expires April 8, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (herein after referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March 2015.

/s/Steven Saltzman
Treasurer and Principal Financial Officer

COMMONWEALTH OF PENNSYLVANIA	)
)ss:
COUNTY OF PHILADELPHIA	)

Before me, a Notary Public, in and for said county and state, personally appeared Steven Saltzman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March 2015.

/s/ Edward J. McCarron Jr.
Notary Public

Notary Seal

Philadelphia City, Philadelphia Cnty

My commission expires Mar. 26, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March 2015.

/s/ Jeffrey F. Brotman
Trustee

COMMONWEALTH OF PENNSYLVANIA	)
)ss:
COUNTY OF PHILADELPHIA	)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey F. Brotman, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March 2015.

/s/ Sherry Myers
Notary Public

Notary Seal
Commonwealth of Pennsylvania
City of Philadelphia, Philadelphia County
My commission expires April 29, 2017

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March 2015.

/s/Enrique Casanova
Trustee

STATE OF CONNECTICUT	)
)ss:
COUNTY OF FAIRFIELD	)

Before me, a Notary Public, in and for said county and state, personally appeared Enrique Casanova, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of March 2015.

/s/ Melissa E Dengler
Notary Public

Notary Seal
Connecticut
Commission expires Aug. 31, 2108

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March 2015.

/s/ Fred Berlinsky
Trustee

STATE OF NEW JERSEY	)
)ss:
COUNTY OF CAMDEN	)

Before me, a Notary Public, in and for said county and state, personally appeared Fred Berlinsky, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of March 2015.

/s/ Christine D. White
Notary Public

Notary Seal

New Jersey

My commission expires January 2, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (herein after referred to as the “Trust”), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-200981, 811-23016) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March 2015.

		/s/ David Burns	, Trustee

STATE OF CALIFORNIA	)
)ss:
COUNTY OF LOS ANGELES	)

On March 17, 2015 before me, Mike Kook Lee, a Notary Public, in and for the State of California, personally appeared David Burns who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature:	/s/ Mike Kook Lee

notary seal

California
Commission # 1989570
Loss Angeles County
My commission expires Sept. 25, 2016